EXHIBIT 28(m) 9 UNDER FORM N-1A

EXHIBIT 1 UNDER ITEM 601/REG. S-K

EXHIBIT N

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Trust for U.S. Treasury Obligations

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT O

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Trust for U.S. Treasury Obligations

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT P

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Trust Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT Q

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT R

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT S

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Prime Cash Obligations Fund

Class R Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT T

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT U

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT V

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Cash II Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.35 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT W

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Cash Series Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.60 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT X

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Trust Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT Y

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Municipal Obligations Fund

Investment Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT Z

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated California Municipal Cash Trust

Investment Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT AA

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.45 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT BB

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

EXHIBIT CC

to the

Distribution Plan

MONEY MARKET OBLIGATIONS TRUST:

Federated Government Reserves Fund

Class F Shares

This Exhibit to the Distribution Plan is adopted by Money Market Obligations Trust on the 14th day of May, 2015, with respect to the Class of Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.45 of 1% of the average aggregate net asset value of the Class of Shares of the portfolio of Money Market Obligations Trust set forth above held during the month.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President